POWER OF ATTORNEY


Know all men by these presents:

     That I, GLEN H. HINER, of TOLEDO, OH., a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact SUSAN L. BLOUNT, THOMAS C. CASTANO, THOMAS A. EARLY, THOMAS J. LOFTUS, BERNARD V. PETERSON, CLIFFORD KIRSCH, PETER T. SCOTT and C. CHRISTOPHER SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity
     Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account;

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 1997.


                                            /s/  GLEN H. HINER
                                            ------------------------------------
                                                 Glen H. Hiner


State of Ohio   )
                ) ss
County of Lucas )


     On this 19th day of March, 1997, before me personally appeared Glen H. Hiner, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                           /s/  JEANNETTE M. IMM
                                           ------------------------------------
                                                Jeannette M. Imm
                                                Notary Public

My commission expires:


        JEANNETTE M. IMM
   Notary Public, State of Ohio
My Commission Expires June 27, 1998

                               POWER OF ATTORNEY


Know all men by these presents:

     That I, GAYNOR N. KELLEY, of 1448 N. LAKE SHORE DR., CHICAGO, IL., a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact SUSAN L. BLOUNT, THOMAS C. CASTANO, THOMAS A. EARLY, THOMAS J. LOFTUS, BERNARD
V. PETERSON, CLIFFORD KIRSCH, PETER T. SCOTT and C. CHRISTOPHER SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity
     Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account;

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 1997.


                                            /s/  GAYNOR N. KELLEY
                                            ------------------------------------
                                                 Gaynor N. Kelley


State of Illinois )
                  ) ss
County of Cook    )


     On this 7th day of May, 1997, before me personally appeared Gaynor N. Kelley, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                           /s/  BARBARA GAYLE
                                           ------------------------------------
                                                Barbara Gayle
                                                Notary Public

My commission expires: 1/3/99


            BARBARA GAYLE
   Notary Public, State of Illinois
My Commission Expires January 3, 1999

                               POWER OF ATTORNEY


Know all men by these presents:

     That I, IDA F.S. SCHWARTZ, of INVESTMENT STRATEGIES INTERNATIONAL, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorneys in fact SUSAN L. BLOUNT, THOMAS C. CASTANO, THOMAS A. EARLY, THOMAS J. LOFTUS, BERNARD
V. PETERSON, CLIFFORD KIRSCH, PETER T. SCOTT and C. CHRISTOPHER SPRAGUE or any of them severally for me and in my name, place and stead to sign, where applicable: Annual Reports of Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company and filed with the Securities and Exchange Commission for the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-24 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Real Property Account and individual variable life insurance and annuity contracts, to the extent they represent participating interests in said Account;

     Prudential's Investment Plan Account and Systematic Investment Plan Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account and Variable Annuity Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     Prudential's Annuity Plan Account-2 and Variable Annuity
     Contracts, to the extent they represent participating interests in said Account, and shares of the Common Stock of Prudential's Gibraltar Fund;

     The Prudential Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Qualified Individual Variable Contract Account and Individual Variable Annuity Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Appreciable Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Life Insurance Account and Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account GI-2 and Group Variable Life Insurance Contracts, to the extent they represent participating interests in said Account;

     The Prudential Discovery Select Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account;

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 1997.


                                            /s/  IDA F.S. SCHWARTZ
                                            ------------------------------------
                                                 Ida F.S. Schwartz


State of New York  )
                   ) ss
County of New York )


     On this 4th day of June, 1997, before me personally appeared Ida F.S. Schwartz, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.


                                           /s/  JOANNE MURPHY
                                           ------------------------------------
                                                Joanne Murphy
                                                Notary Public

My commission expires: 4/2/98


          JOANNE MURPHY
Notary Public, State of New York
           No. 4964762
   Qualified in Nassau County
Commission Expires April 2, 1998